Exhibit 99.1

Global Crossing Airlines Reports Fourth Quarter & Full Year 2025 Financial Results

Reports More Than Quadrupled EBITDA on Record Asset Utilization and First Ever Annual Positive Operating Income and Record Operating Cash Flow

MIAMI, FL, March 4, 2026 – Global Crossing Airlines Group, Inc. (Cboe CA: JET, Cboe CA: JET.B, OTCQB: JETMF) (the “Company” or “GlobalX”), The Nation's Fastest Growing Charter Airline®, today announced its financial and operating results for the fourth quarter and full year ended December 31, 2025. Except as otherwise disclosed, all figures are presented in United States dollars and prepared in accordance with U.S. GAAP.

Financial and Operational Summary
	Q4 2025	Q4 2024	% Change
Revenue:	$60.3M	$59.9M	1%
Operating Income:	$1.5M	$3.5M	(57%)
Net Loss:	$1.9M	$0.6M	N/A
EBITDAR[1]:	$19.0M	$19.4M	(2%)
EBITDA[2]:	$5.3M	$5.2M	2%
Net Aircraft Available:	14.3	15.6	(8%)
Total Block Hours, including Sub Service:	8,053	7,745	4%
% of Block Hours - ACMI	85%	74%	11%
Average Utilization Hours Per Aircraft:	554	473	17%

Financial and Operational Summary
	FY 2025	FY 2024	% Change
Revenue:	$246.3M	$223.8M	10%
Operating Income (Loss):	$8.9M	$(1.1)M	N/A
Net Loss:	$3.1M	$11.5M	N/A
EBITDAR[3]:	$78.3M	$62.8M	25%
EBITDA[4]:	$20.9M	$5.1M	~4x
Net Aircraft Available:	16.0	13.8	16%
Total Block Hours, including Sub Service:	33,564	28,820	17%

1 Refer below to the section “Non-GAAP Financial Measures” for additional information

% of Block Hours - ACMI	84%	71%	13%
Average Utilization Hours Per Aircraft:	2,062	1,930	7%

Management Commentary

“In 2025, GlobalX delivered transformative results, with EBITDA more than quadrupling over 2024 on the back of record asset utilization, our first-ever annual positive operating profit, and record operating cash flow”, said Chris Jamroz, Executive Chairman of the Board of GlobalX. “These achievements came despite material delays in aircraft deliveries and significant headwinds from the continually depressed trough in cargo markets, which created a material drag on our earnings. This past year was focused on building a strong foundation for continued scalable growth over the next five years — through enhanced process engineering, top-tiering our leadership ranks, and reorganizing key functional areas with special emphasis on maintenance and operations. We remain firmly on track to achieve the sustained profitability objectives set forth in our three-year plan at the outset of 2024, with 2026 marking a key milestone. GlobalX continues to execute a disciplined turnaround strategy to capitalize on the structural narrow-body shortage, which we forecast will persist through the end of the decade and into the 2030s, driving persistent demand-supply dislocation that favors agile operators with available mid-life assets.”

Ryan Goepel, President and CFO of GlobalX, added, “The comprehensive work we completed in 2025 to drive efficiencies across the business and improve aircraft utilization resulted in our first full year with a positive operating income. Our relentless focus on cash resulted in a 247% increase year-over-year in cash flow from operations for 2025, ending the year with $20.5 million of cash and restricted cash. We are experiencing robust forward bookings across both our charter and ACMI operations, and are confident we can continue our multi-year track record of revenue and operating income growth. With one additional aircraft entering service in the first quarter of 2026 and executed letters of intent to lease two additional aircraft already in place, we are positioned to grow our passenger fleet in 2026. We believe the strategic investments we made in our team, systems, and processes throughout the past year have created the operational infrastructure necessary to support this next phase of growth.”

Q4 2025 Financial Highlights (vs. Q4 2024) – Three Month Period

•
Revenue: Revenue increased to $60.3 million compared to $59.9 million. The increase was primarily driven by higher block hours flown, increased utilization per available aircraft and greater revenue per block hour flown for ACMI.

•
Total Operating Expenses: Operating expenses increased 4% to $58.9 million compared to $56.5 million. The increase was primarily driven by higher maintenance and personnel costs associated with the ongoing expansion of the GlobalX fleet.

•
Net Loss/EPS: Net loss increased to $1.9 million compared to $0.6 million. Loss per share increased to $(0.03) per basic and diluted share, compared to $(0.01) per basic and diluted share.

•
EBITDAR5: EBITDAR decreased to $19.0 million compared to $19.4 million.

1 Refer below to the section “Non-GAAP Financial Measures” for additional information

•
EBITDA1: EBITDA increased to $5.3 million compared to $5.2 million.

•
Cash Flows from Operations: Cash flows provided by operations improved 80% to $18.6 million compared to $10.3 million.

Operational Updates

•
Signed letters of intent to lease two additional A320 passenger aircraft, with the first aircraft expected to enter service in Q2 2026.
•
Secured several major concert tour contracts for the spring of 2026.
•
Secured contracts for four professional hockey teams for the current 2026 NHL season, expanding GlobalX’s dedicated sports charter portfolio.
•
Extended CSI Aviation, Inc. contract with the US government through the end of 2026.
•
Secured a one-year extension of the Civil Reserve Air Fleet contract, including an option for CRAF to extend the agreement up to three additional years.

Liquidity

•
Cash and Restricted Cash: As of December 31, 2025, the Company had approximately $20.5 million in cash and restricted cash, compared to $14.0 million on December 31, 2024.

Conference Call and Webcast

The GlobalX management team will host a conference call tomorrow, followed by a question-and-answer period. Interested parties may submit questions to the Company prior to the call by emailing JET@elevate-ir.com.

Date: Thursday, March 5, 2026
Time: 8:30 a.m. Eastern time
Toll-free dial-in number: (800) 717-1738
International dial-in number: (646) 307-1865
Conference ID: 11479
Webcast: GlobalX's Q4 & FY 2025 Conference Call

If you have any difficulty registering or connecting with the conference call, please contact Elevate IR at (720) 330-2829.

The conference call will also be available for replay on the investor relations section of the Company’s website at www.globalairlinesgroup.com.

About Global Crossing Airlines Group, Inc.

GlobalX is a U.S. 121 domestic flag and supplemental airline flying the Airbus A320 family of aircraft. The Company’s services include domestic and international ACMI and charter flights for passengers and cargo throughout the U.S., Caribbean, Europe, and Latin America. GlobalX is IOSA certified by IATA and holds TCOs for Europe, the UK, and Australia.

For more information:

Company Contact

Ryan Goepel, President & CFO
Tel: (720) 330-2829

Investor Relations Contact

Sean Mansouri, CFA or Aaron D’Souza
Email: JET@elevate-ir.com

Non-GAAP Financial Measures

The Company evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America ("GAAP") and non-GAAP financial measures, including adjusted operating expenses, adjusted operating income (loss), adjusted operating margin, adjusted pre-tax income (loss), adjusted pre-tax margin, adjusted net income (loss), adjusted diluted earnings (loss) per share, adjusted EBITDA and adjusted EBITDAR. These non-GAAP financial measures are provided as supplemental information to the financial information presented in this press release that is calculated and presented in accordance with GAAP and these non-GAAP financial measures are presented because management believes that they supplement or enhance management's, analysts' and investors' overall understanding of the Company's underlying financial performance and trends and facilitate comparisons among current, past and future periods.

Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to and are not intended to be considered in isolation or as a substitute for the related GAAP financial measures presented in the press release and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in the method of calculation and in the items being adjusted. We encourage investors to review our financial statements and filings with the Securities and Exchange Commission in their entirety and not to rely on any single financial measure.

EBITDA is defined as operating income (loss), plus depreciation, amortization, interest and taxes, and is a supplemental measure of operating performance that the Company believes is useful to facilitate comparisons to its historical consolidated and business-level performance and operating results. The Company believes its presentation of EBITDA, a key metric used internally by management, provides investors with a supplemental view of the Company’s operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company’s ongoing operating performance.

EBITDAR is defined as operating income (loss), plus depreciation, amortization, interest, taxes and aircraft rent, and is a metric to be considered by investors to compare results across different airlines, which aims to normalize the different ways that the airlines acquired their aircraft. This distinction is important when comparing the operational results of an airline leasing its aircraft versus an airline purchasing its aircraft. Specifically, the airline leasing aircraft would see the costs relating to those aircraft flow through aircraft rent, while an airline that owns their aircraft would see their costs for those aircraft flow through depreciation and amortization.

Cautionary Note Regarding Forward-Looking Information

This press release contains certain "forward-looking statements" and "forward-looking information", as defined under applicable United States and Canadian securities laws, concerning anticipated developments and events that may occur in the future. Forward-looking statements contained in this press release include, but are not limited to, statements with respect to the Company's financial performance, continued growth, rising demand, growing momentum of the Company's charter platform and the execution of the Company's strategic plan, continued fleet expansion, the Company's future focus, details regarding future financial results, the Company's ability to effectively manage its operations, including maintenance and personnel, focus on profitable expansion, general economic conditions, competition within our industry, sustainable profitability and maximization of shareholder value, details regarding and the expected revenue to be generated from contracts, plans for aircraft fleet growth and delivery timelines and the Company's status as the Nation's fastest growing charter airline. In certain cases, forward-looking statements can be identified by the use of words such as "plans", "expects" "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or variations of such words and phrases or statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved" suggesting future outcomes, or other expectations, beliefs, plans, objectives, assumptions, intentions or statements about future events or performance. Forward-looking statements contained in this press release are based on certain factors and assumptions regarding, among other things, the receipt of financing to continue airline operations; the accuracy, reliability and success of GlobalX's business model; GlobalX's ability to accurately forecast demand; GlobalX's ability to successfully conclude definitive agreements for transactions subject to LOI; the timely receipt of governmental approvals; the success of airline operations of GlobalX; GlobalX's ability to successfully enter new geographic markets; the legislative and regulatory environments of the jurisdictions where GlobalX will carry on business or have operations; GlobalX's ability to have sufficient aircraft to provide services to our customers; the impact of competition and the competitive response to GlobalX's business strategy; the future price of fuel, and the availability of aircraft. While the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include risks related, among other things, to: our ability to lease aircraft on favorable terms; manage our growth effectively; implement our business strategy successfully; obtain access to capital; the limited number of aircraft we fly; rising maintenance costs; and aircraft related fixed obligations. Although the Company has identified certain known material risk factors applicable to it in its Annual Report on Form 10-K for the year ended December 31, 2024, and in its other SEC filings. Additional risks and uncertainties may emerge that the Company cannot predict, and while the Company has attempted to identify important factors that could cause actual results to differ materially from those described in the forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements are made as of the date of this press release. Except as required by applicable securities laws, the Company does not undertake any obligation to publicly update any forward-looking statements. If GlobalX does update one or more forward-looking statements, no inference should be made that it will make additional updates with respect to those or other forward-looking statements.

GLOBAL CROSSING AIRLINES GROUP INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par value and share quantities)

December 31, 2025		December 31, 2024
Current Assets				
Cash and cash equivalents	$	16,694	$	12,345
Restricted cash		3,809		1,698
Accounts receivable, net of allowance for credit losses		6,782		6,678
Prepaid expenses and other current assets		3,529		2,142
Current assets held for sale		405		489
Total Current Assets		31,219		23,352
Property and equipment, net		33,578		10,308
Finance leases, net		48,870		27,489
Operating lease right-of-use assets		72,824		89,809
Deposits		11,880		11,552
Other assets		4,681		4,229
Total Assets	$	203,052	$	166,739
Current liabilities				
Accounts payable	$	13,888	$	12,568
Accrued liabilities		28,948		20,418
Deferred revenue		16,830		8,903
Customer deposits		4,401		4,080
Current portion of note payable		3,080		-
Current portion of long-term operating leases		14,262		16,479
Current portion of finance leases		10,304		3,434
Total current liabilities		91,713		65,882
Other liabilities				
Note payable, net of unamortized debt issuance costs		40,447		29,729
Long-term operating leases		59,374		75,128
Long-term finance leases		40,705		25,182
Other liabilities		291		286
Total other liabilities		140,817		130,325
Total Liabilities	$	232,530	$	196,207
Stockholders' Equity (Deficit)				
Common Stock				
$.001 par value; 144,462,687, 5,537,313 and 50,000,000 authorized; 50,992,033, 5,537,313, 9,089,107 and 44,667,815, 5,537,313, 11,553,599 issued and outstanding as of December 31, 2025 and December 31, 2024, for Common Stock, Class A Non-voting Common Stock, and Class B Non-voting Common Stock, respectively	$	65	$	62
Additional paid-in capital		44,022		40,949
Retained deficit		(73,617)		(70,566)
Total Company's stockholders' deficit		(29,530)		(29,555)
Noncontrolling interest		52		87
Total stockholders' deficit		(29,478)		(29,468)
Total Liabilities and Deficit	$	203,052	$	166,739

GLOBAL CROSSING AIRLINES GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

(In thousands, except share and per share amounts)

GLOBAL CROSSING AIRLINES GROUP INC.
CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
(UNAUDITED)
(In thousands, except shares quantities)

GLOBAL CROSSING AIRLINES GROUP INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(In thousands)